UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2183

Babson Capital Corporate Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Babson Capital Corporate Investors
Report for the Six Months Ended June 30, 2016

Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189 Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374 Internet Website www.babsoncapital.com/funds/closed-end-funds/babson-capital-corporate-investors

Counsel to the Trust Ropes & Gray LLP Boston, Massachusetts 02110 Custodian State Street Bank and Trust Company Boston, Massachusetts 02116	Babson Capital Corporate Investors c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Babson Capital Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.babsoncapital.com/funds/closed-end-funds/babson-capital-corporate-investors; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website: http://www.babsoncapital.com/funds/closed-end-funds/babson-capital-corporate-investors; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly be federal or state securities laws that may not be waived.

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS

July 31, 2016

We are pleased to present the June 30, 2016 Quarterly Report of Babson Capital Corporate Investors (the "Trust"). At the Trust's Annual Meeting of Shareholders, which was held on April 22, 2016, Michael L. Klofas announced that he was retiring from Babson Capital and as President of the Trust, effective June 1st. The Trust also announced that Robert M. Shettle will succeed Mr. Klofas as President of the Trust effective June 1, 2016. Mr. Shettle is currently head of Babson Capital's Mezzanine and Private Equity Group, where he focuses on originating, analyzing, structuring and documenting mezzanine and private equity investments.

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on August 12, 2016 to shareholders of record on August 1, 2016. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.28 per share of net investment income for the second quarter of 2016, compared to $0.24 per share, including $0.03 per share of non-recurring income, in the previous quarter.

During the second quarter, the net assets of the Trust increased to $285,537,748 or $14.48 per share compared to $282,588,113 or $14.35 per share on March 31, 2016. This translates into a 3.0% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 5.1%, 10.7%, 11.8%, 10.3%, and 13.7% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price increased 5.6% during the quarter, from $17.01 per share as of March 31, 2016 to $17.97 per share as of June 30, 2016. The Trust's market price of $17.97 per share equates to a 24.3% premium over the June 30, 2016 net asset value per share of $14.48. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 11.0%, 16.0% and 13.2%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 3.8% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, increased 2.5% for the quarter.

The Trust closed five new private placement investments, as well as two add-on investments in existing portfolio companies, during the second quarter. The five new investments were in API Technologies Corp., CORA Health Services, Inc., Money Mailer Equity LLC, NSi Industries Holdings, Inc. and Software Paradigms International Group, LLC, while the add-on investments were in Church Services Holding Company and Handi Quilter Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $16,005,000.

Despite broad middle market acquisition activity metrics being notably lower than in 2015, our deal flow remained robust and our investment activity continued at an active pace during the second quarter. Barring any external shocks to the market, we expect deal flow to remain steady for the balance of the year and therefore, are cautiously optimistic about the prospects for new investment activity for the Trust in 2016. I say "cautiously" optimistic regarding the prospects for new investments due to the high purchase prices and debt levels that are increasingly present in middle market buyout transactions, combined with downward pressure on investment returns. Purchase multiples continue to be well above historical averages, and while leverage multiples appear to have decreased modestly, they are still well above historical averages. More recently, investment returns have been under some pressure as well, as new competitors enter the market due to the attractive yields the middle market offers relative to other market segments. While we are actively making new investments on behalf of the Trust, we do so cautiously and with credit discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are unwilling to provide financial leverage at levels we consider to be imprudent, an approach that has served us well over the long term and through various market cycles.

The Trust's existing portfolio remains in solid condition with the number of companies on our watch list and/or in default continuing to be below historical averages. We exited seven investments during the quarter, five of which resulted in realized gains while two long-time troubled investments, Transpac and NABCO, were realized at a loss. In two of the five successful exits, the Trust reinvested with the new buyer. We also had one Company prepay the remaining balance of its debt instruments held by the Trust. Of note, we have a notable list of portfolio companies that we expect to be sold over the next two to three quarters.

While the Trust was able to maintain its $0.30 per share quarterly dividend for the second quarter, we must make note again, as we have for over two years now, that this dividend level may not be sustainable. The Trust's net investment income per share from recurring sources of $0.28 for the second quarter was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the third quarter of 2013. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and

(Continued)

prepayment activity that occurred in 2013 and 2014, and the challenges of replacing that level of exits and prepayments in a prudent and timely manner. With several strong recent quarters of new investment activity, we have made some progress in rebuilding the private portfolio, but it is still below its former size. We have been able to maintain the $0.30 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust's dividend-paying ability tends to be correlated with its recurring earnings capacity. This quarter, the Trust utilized $0.02 per share of earnings carry-forwards to maintain the $0.30 per share quarterly dividend. The Trust continues to have earnings carry-forwards which should be available to supplement recurring income for the next few quarters. But unless market conditions change dramatically, it is still unlikely that we will be able to completely rebuild the portfolio back to its former size in the near term and grow net investment income. As a result, barring an unforeseen favorable change in the market, it is a distinct possibility that in 2017 we will have to reduce the dividend from the current $0.30 per share quarterly rate. As we move through the coming quarters, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Corporate Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 6/30/16*

* Based on market value of total investments (including cash)

Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $206,628,159)	$210,254,675
Corporate restricted securities at market value (Cost - $53,721,202)	52,297,513
Corporate public securities at market value (Cost - $38,540,883)	37,694,969
Total investments (Cost - $298,890,244)	300,247,157
Cash	16,099,053
Interest receivable	3,203,816
Receivable for investments sold	122,644
Other assets	6,726
Total assets	319,679,396

Liabilities:
Note payable	30,000,000
Payable for investments purchased	1,364,640
Deferred tax liability	1,268,290
Investment advisory fee payable	892,305
Interest payable	202,400
Tax payable	103,128
Accrued expenses	310,885
Total liabilities	34,141,648

Total net assets	$285,537,748

Net Assets:
Common shares, par value $1.00 per share	$19,723,927
Additional paid-in capital	112,349,597
Retained net realized gain on investments, prior years	143,724,071
Undistributed net investment gain	8,664,248
Accumulated net realized gain on investments	987,282
Net unrealized depreciation of investments	88,623
Total net assets	$285,537,748

Common shares issued and outstanding (28,054,782 authorized)	19,723,927

Net asset value per share	$14.48

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2016

(Unaudited)

Investment Income:
Interest	$12,911,042
Dividends	246,043
Other	170,414
Total investment income	13,327,499

Expenses:
Investment advisory fees	1,775,393
Interest	792,000
Trustees' fees and expenses	195,000
Professional fees	105,126
Reports to shareholders	57,000
Custodian fees	16,800
Other	73,704
Total expenses	3,015,023

Investment income - net	10,312,476

Net realized and unrealized gain on investments:
Net realized loss on investments before taxes	(539,675)
Income tax expense	(323,223)

Net realized loss on investments after taxes	(862,898)

Net change in unrealized appreciation of investments before taxes	5,230,432

Net change in deferred income tax expense	(140,113)

Net change in unrealized appreciation of investments after taxes	5,090,319

Net gain on investments	4,227,421

Net increase in net assets resulting from operations	$14,539,897

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2016

(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$6,911,963
Purchases of portfolio securities	(43,516,740)
Proceeds from disposition of portfolio securities	47,229,394
Interest, dividends and other income received	11,974,301
Interest expense paid	(792,000)
Operating expenses paid	(2,208,161)
Income taxes paid	(1,610,327)
Net cash provided by operating activities	17,988,430

Cash flows from financing activities:
Cash dividends paid from net investment income	(11,807,804)
Receipts for shares issued on reinvestment of dividends	990,955
Net cash used for financing activities	(10,816,849)

Net increase in cash	7,171,581
Cash - beginning of year	8,927,472

Cash - end of period	$16,099,053

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$14,539,897
Decrease in investments	2,973,136
Decrease in interest receivable	306,062
Increase in receivable for investments sold	(122,644)
Decrease in other assets	59,468
Increase in payable for investments purchased	1,364,640
Increase in deferred tax liability	140,113
Increase in investment advisory fee payable	30,070
Decrease in tax payable	(1,287,104)
Decrease in accrued expenses	(15,208)
Total adjustments to net assets from operations	3,448,533
Net cash provided by operating activities	$17,988,430

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 06/30/2016 (Unaudited)	For the year ended 12/31/2015
Increase in net assets:
Operations:
Investment income - net	$10,312,476	$20,423,963
Net realized (loss)/gain on investments after taxes	(862,898)	1,884,370
Net change in unrealized appreciation/(depreciation) of investments after taxes	5,090,319	(5,025,211)

Net increase in net assets resulting from operations	14,539,897	17,283,122

Increase from common shares issued on reinvestment of dividends
Common shares issued (2016 - 59,223; 2015 - 131,288)	990,955	2,041,729

Dividends to shareholders from:
Net investment income (2016 - $0.30 per share; 2015 - $1.20 per share)	(5,908,393)	(23,539,826)
Total increase/(decrease) in net assets	9,622,459	(4,214,975)

Net assets, beginning of period/year	275,915,289	280,130,264

Net assets, end of period/year (including undistributed net investment income of $8,664,248 and $4,260,165, respectively)	$285,537,748	$275,915,289

See Notes to Consolidated Financial Statements

 Babson Capital Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the six months ended 06/30/2016		For the years ended December 31,
	(Unaudited)		2015	2014	2013	2012
Net asset value:
Beginning of period/year	$14.03		$14.34	$13.85	$13.38	$12.69

Net investment income (a)	0.52		1.04	1.23	1.18	1.28
Net realized and unrealized gain (loss) on investments	0.22		(0.16)	0.45	0.48	0.69

Total from investment operations	0.74		0.88	1.68	1.66	1.97

Dividends from net investment income to common shareholders	(0.30)		(1.20)	(1.20)	(1.20)	(1.25)
Dividends from realized gain on investments to common shareholders	-		-	-	-	(0.05)
Increase from dividends reinvested	0.01		0.01	0.01	0.01	0.02

Total dividends	(0.29)		(1.19)	(1.19)	(1.19)	(1.28)

Net asset value: End of period/year	$14.48		$14.03	$14.34	$13.85	$13.38

Per share market value:
End of period/year	$17.97		$17.25	$15.89	$14.93	$15.28

Total investment return
Net asset value (b)	5.36%		6.20%	13.78%	12.76%	17.07%
Market value (b)	6.02%		17.01%	16.53%	5.93%	(7.11)%
Net assets (in millions):
End of period/year	$285.54		$275.92	$280.13	$268.69	$257.38
Ratio of total expenses to average net assets	2.39	%(d)	2.56%	3.66%	2.42%	3.17%
Ratio of operating expenses to average net assets	1.59	%(d)	1.67%	1.65%	1.64%	1.66%
Ratio of interest expense to average net assets	0.57	%(d)	0.55%	0.57%	0.59%	0.63%
Ratio of income tax expense to average net assets (c)	0.23	%(d)	0.34%	1.44%	0.19%	0.88%
Ratio of net investment income to average net assets	7.37	%(d)	7.12%	8.57%	8.50%	9.78%
Portfolio turnover	15%		29%	38%	34%	34%

(a)	Calculated using average shares.
(b)

Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(c)

As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$10,518	$10,197	$10,338	$9,956	$9,579

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016

(Unaudited)

Corporate Restricted Securities - 91.95%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 73.63%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	$245,450	$322,415
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	288,941
			272,723	611,356

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 12/20/2016 (D)	$735,000	05/15/08	724,402	656,355
13% Senior Subordinated Note due 12/20/2016 (D)	$735,000	05/15/08	673,096	-
Common Stock (B)	105,000 shs.	05/15/08	105,000	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	-
			1,564,893	656,355

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$436,364	08/01/12	410,249	431,909
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	482,435
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	80,768
			812,119	995,112

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	-
* 12/07/12, 07/11/13 and 06/30/15.

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	287 shs.	12/27/07	141,915	509,436
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	93,243
			182,715	602,679

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$2,429,376	03/27/15	2,389,672	2,477,964
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	227,272
Common Stock (B)	703 shs.	03/27/15	703	-
			2,617,933	2,705,236

 Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$2,988,596	11/18/14	$2,941,917	$3,055,374
Limited Liability Company Unit	583 uts.	11/18/14	583,000	636,079
			3,524,917	3,691,453

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	695,937

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
11.75% Second Lien Term Loan due 09/17/2019	$3,570,000	03/30/15	3,532,302	3,424,607

API Technologies Corp.

A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

12% Senior Subordinated Note due 04/22/2023	$2,800,000	04/22/16	2,748,167	2,845,637
Limited Liability Company Unit (B)	700,000 uts.	04/20/16	700,000	700,000
			3,448,167	3,545,637

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$3,417,675	*	3,378,944	3,425,061
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	1,126,336
* 05/21/13 and 08/01/14.			4,426,844	4,551,397

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% Senior Subordinated Note due 05/18/2021	$1,511,641	11/19/15	1,483,991	1,505,179
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	125,943
			1,709,291	1,631,122

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,019,738	3,157,851
Preferred Stock (B)	425 shs.	08/17/15	424,875	394,507
Common Stock (B)	425 shs.	08/17/15	425	-
			3,445,038	3,552,358

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 01/31/2021 (D)	$1,015,684	07/31/14	$996,694	$-
Limited Liability Company Unit	92,327 uts.	*	-	-
* 07/31/14 and 10/14/15.			996,694	-

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$402,128	10/12/12	398,525	402,128
13% Senior Subordinated Note due 09/30/2019	$741,971	10/12/12	710,811	741,971
Common Stock (B)	114,894 shs.	10/12/12	114,894	453,889
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	179,693
			1,269,716	1,777,681

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$3,229,796	06/30/15	3,173,724	2,868,107
Common Stock (B)	2,876 shs.	06/30/15	318,200	148,174
			3,491,924	3,016,281

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	275,815
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	605,224
			500,000	881,039

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	3,264,715	3,390,252
Preferred Stock (B)	3,241 shs.	*	324,054	391,219
Preferred Stock (B)	1,174 shs.	*	116,929	141,742
Common Stock (B)	337 shs.	*	35,673	137,245
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	137 shs.	*	13,033	55,839
* 05/09/13 and 11/01/13.			3,754,404	4,116,297

 Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$2,321,830	01/19/11	$2,281,609	$2,321,831
14% Senior Subordinated Note due 08/03/2019	$608,789	08/03/12	602,466	608,789
Common Stock (B)	1,125 shs.	01/19/11	112,500	148,830
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	116,990
			3,084,325	3,196,440

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$575,664	03/26/12	568,157	537,357
10% Senior Subordinated Note due 09/15/2099	$20,559	09/15/14	20,559	-
Preferred Stock (B)	1,672 shs.	04/11/16	167,240	-
Common Stock (B)	3,981 shs.	*	398,100	-
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	-
* 03/26/12, 05/25/12 and 06/19/12.			1,171,276	537,357

Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 04/01/2021	$3,266,286	10/01/14	3,213,720	3,266,286
Common Stock (B)	3,182 shs.	10/01/14	318,182	102,814
			3,531,902	3,369,100

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	1,307,672

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B)	467 uts.	03/04/15	298,900	228,685

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	199,218
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	153,782
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	-	1,598,223
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	-	242,800
			268,919	2,194,023

CONSOLIDATED SCHEDULE OF INVESTMENTS(CONTINUED) June 30, 2016 (Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
12.75% Senior Subordinated Note due 06/30/2023	$1,538,461	06/30/16	$1,507,703	$1,538,461
Preferred Stock Series A (B)	1,538 shs.	06/30/16	146,154	146,154
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	7,692
			1,661,549	1,692,307

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$2,555,291	11/22/13	2,523,480	2,560,653
Common Stock (B)	155 shs.	11/22/13	886,364	813,386
			3,409,844	3,374,039

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$3,336,060	05/04/12	3,303,601	3,336,060
Preferred Stock (B)	61 shs.	05/04/12	605,841	697,024
Common Stock (B)	61 shs.	05/04/12	67,316	-
			3,976,758	4,033,084

Dunn Paper
A provider of specialty paper for niche product applications.
Preferred Stock (B)	530shs.	12/30/14	530,303	1,847,549

Eagle Family Foods, Inc.
A producer of low-cost branded and private label canned milk.
10.05% Last Out Term Loan due 12/31/2021	$3,500,000	12/22/15	3,451,883	3,490,908

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$2,656,827	11/21/14	2,609,124	2,709,963
Limited Liability Company Unit (B)	467 uts.	11/19/14	145,833	142,190
			2,754,957	2,852,153

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$1,952,119	04/04/14	1,926,411	1,971,640
Common Stock (B)	63 shs.	04/04/14	157,314	169,911
			2,083,725	2,141,551

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	$175,035	$227,132
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	388,400
			226,255	615,532

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	-	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	885,287
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	110,988
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	97,933
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	178,810
			630,281	1,756,373

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$2,929,728	05/01/15	2,881,350	2,959,025
Common Stock (B)	300 shs.	05/01/15	300,485	384,612
			3,181,835	3,343,637

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	383,207

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	237,098
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	76,603
			184,049	313,701

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$3,250,231	03/27/14	3,204,967	2,939,903
Common Stock (B)	31,500 shs.	03/27/14	315,000	126,146
			3,519,967	3,066,049

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 03/27/2019	$2,898,986	03/27/13	$2,868,457	$2,866,044
Common Stock (B)	2,835 shs.	03/27/13	283,465	264,345
			3,151,922	3,130,389

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
12% Senior Subordinated Note due 01/15/2022	$3,215,631	01/15/16	3,155,039	3,312,100
Common Stock (B)	299 shs.	01/15/16	299,145	308,408
			3,454,184	3,620,508

GlynnDevins Acquisition Corporation
A marketing communications agency that service senior living facilities.
13% Senior Subordinated Note due 12/19/2020	$1,616,656	06/19/15	1,589,689	1,648,989
Preferred Stock Series A (B)	695 shs.	06/19/15	143,414	151,807
Common Stock (B)	695 shs.	06/19/15	5,976	-
			1,739,079	1,800,796

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	355 shs.	10/31/14	354,730	379,515

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	1,384,474	1,404,695
Common Stock (B)	1,693 shs.	02/05/14	169,271	134,035
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	62,940
			1,627,378	1,601,670

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$2,916,667	12/19/14	2,868,207	2,943,824
Limited Liability Company Unit Preferred (B)	729 uts.	*	729,169	446,691
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	-	-
* 12/19/14 and 4/29/16.			3,597,376	3,390,515

 Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$2,222,546	02/14/14	$2,193,286	$2,244,771
12% Senior Subordinated Note due 08/14/2019	$875,000	06/22/15	868,060	892,500
Preferred Stock Series A (B)	2,313 shs.	02/14/14	231,326	249,745
Common Stock (B)	1,666 shs.	02/14/14	1,667	495,869
			3,294,339	3,882,885

Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
Common Stock (B)	1,552 shs.	03/09/12	155,172	293,623

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
16% Senior Subordinated Note due 01/17/2020	$3,328,485	01/17/14	3,286,276	2,868,774
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	-
			3,489,401	2,868,774

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 4/15/2021	$1,687,500	04/15/13	1,633,806	1,704,375
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	1,013,839
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	201,506
			2,273,931	2,919,720

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
13.75% Senior Subordinated Note due 03/31/2021	$2,661,420	12/30/15	2,612,785	2,734,186

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	-	-
			-	-

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/1/2018	$2,075,581	08/19/08	$2,066,380	$1,923,834
Common Stock (B)	474 shs.	08/19/08	474,419	56,608
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	14,631
			2,654,572	1,995,073

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$2,892,906	09/27/12	2,861,510	2,892,906
Limited Liability Company Unit Class A Preferred (B)	2,705 uts.	09/27/12	270,542	386,901
Limited Liability Company Unit Class A Common (B)	2,185 uts.	09/27/12	2,185	120,429
			3,134,237	3,400,236

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock	279 shs.	10/27/11	232,385	477,265

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/10/2020	$2,194,015	11/10/14	2,159,496	2,239,321
Common Stock (B)	4,667 shs.	11/10/14	466,667	612,902
			2,626,163	2,852,223

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	217,063

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	495,000	951,236
Preferred Stock B (B)	0.17 shs.	12/20/10	-	321
Common Stock	100 shs.	12/20/10	5,000	318,914
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	36 shs.	12/20/10	316,931	401,927
			816,931	1,672,398

 Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$2,214,946	12/11/13	$2,187,132	$2,237,095
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	1,223,588	2,352,814
			3,410,720	4,589,909

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$2,685,079	12/05/12	2,654,614	2,318,532
Limited Liability Company Unit (B)	2,493,253 uts.	12/05/12	557,301	74,282
			3,211,915	2,392,814

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	305 shs.	12/23/11	-	-
Preferred Stock Series B	86 shs.	12/23/11	-	-
Common Stock	489 shs.	*	19,565	704,998
* 12/23/11 and 06/30/14.			19,565	704,998

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/24/06	134,210	149,708
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	91,867
			205,744	241,575

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	-	140,282
Common Stock (B)	667 shs.	07/15/08	539,502	643,505
			539,502	783,787

Kyjen Company
A designer and distributor of branded and private label dog toys and accessories primarily in the U.S.
13% Senior Subordinated Note due 10/14/2021	$2,643,711	10/14/15	2,595,515	2,715,935

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	24,109 uts.	*	314,464	280,218
Warrant, exercisable until 2017, to purchase common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	39,228
* 05/04/07 and 01/02/08.			357,495	319,446

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 01/15/2018 (D)	$1,259,914	01/15/10	$1,212,363	$-
15% Senior Subordinated Note due 01/15/2018 (D)	$345,759	10/05/10	343,820	-
Common Stock (B)	106 shs.	10/05/10	106,200	-
Common Stock Class B (B)	353 shs.	01/15/10	352,941	-
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	-
			2,299,062	-

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,753,967	04/17/15	1,736,651	1,701,449
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	489,547
			3,093,309	2,190,996

MC Sign Holdings LLC
A provider of sign and lighting services nationwide.
11.75% Senior Subordinated Note due 09/15/2021	$1,553,092	09/22/15	1,525,081	1,584,154
Limited Liability Company Unit Class B (B)	205,900 uts.	09/22/15	205,900	197,973
			1,730,981	1,782,127

Merex Holding Corporation

A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019	$1,362,886	09/22/11	1,347,188	1,226,597
15% Senior Subordinated Note due 04/30/2022	$71,517	08/18/15	71,517	-
Limited Liability Company Unit Series A (B)	684 uts.	05/07/14	44,281	-
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	-
Common Stock Class A	5,578 shs.	08/18/15	-	-
			1,930,819	1,226,597

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$2,234,165	09/30/14	2,198,015	2,301,190
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	284,131
			2,643,470	2,585,321

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$3,112,240	11/02/12	3,077,630	3,112,240
Common Stock (B)	107 shs.	11/02/12	107,143	100,753
			3,184,773	3,212,993

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% Senior Subordinated Note due 10/29/2021	$3,503,068	04/29/16	$3,434,429	$3,503,068

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$3,001,529	11/30/10	2,977,919	3,001,529
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	-	184,570
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	-	16,737
			2,977,919	3,202,836

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$1,530,000	02/02/07	1,528,882	-
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	-
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	-
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	-
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	-
Limited Liability Company Unit Class D-3 of Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	187,107
* 12/18/08 and 09/30/09.			3,146,828	187,107

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	328,679	474,843
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	4,920 shs.	*	492,016	710,816
* 07/09/09 and 08/09/10.			820,695	1,185,659

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% Senior Subordinated Note due 5/17/2023	$3,086,438	06/30/16	3,026,006	3,140,244
Common Stock (B)	420 shs.	05/17/16	420,000	420,000
			3,446,006	3,560,244

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
Preferred Stock Series A (B)	1,661 shs.	06/04/10	$166,062	$202,923
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	162,751
Common Stock (B)	1,032 shs.	06/04/10	1,032	139,448
			260,470	505,122

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,"free from" healthy and gluten-free categories.
12% Senior Subordinated Note due 07/29/2021	$2,940,000	01/29/16	2,884,447	3,028,200
Common Stock Class A (B)	560,000 shs.	01/29/16	560,000	649,530
			3,444,447	3,677,730

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	111,508	2,334,350
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	111,844
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	-
			2,536,588	2,446,194

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	375,000 uts.	11/29/12	375,000	-

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$2,144,048	07/31/14	2,113,341	2,103,229
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	231,193
			2,413,826	2,334,422

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$3,266,800	05/29/15	3,209,994	3,332,136
Limited Liability Company Unit Preferred (B)	2,332 uts.	05/29/15	233,200	253,462
Limited Liability Company Unit Common (B)	2,332 uts.	05/29/15	-	100,129
			3,443,194	3,685,727

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$2,344,109	11/20/14	2,308,779	2,390,991
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	787,500
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	80,024
			2,744,846	3,258,515

 Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$2,304,719	05/12/15	$2,266,208	$2,350,813
Common Stock (B)	240 shs.	05/12/15	240,388	303,177
			2,506,596	2,653,990

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	675,581
* 10/21/11 and 08/03/12.

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	362,500
Common Stock (B)	2,949 shs.	03/30/12	29,492	441,791
			281,250	804,291

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	71,471
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	29,197
			249,179	100,668

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	631,400
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	159,955
* 08/31/07 and 03/06/08.			620,933	791,355

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	1,452,295	-
Common Stock (B)	1,681 shs.	10/18/13	168,100	-
			1,620,395	-

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% Senior Subordinated Note due 11/23/2021	$3,505,396	05/23/16	3,436,348	3,550,696

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019 (D)	$2,119,565	12/13/13	$2,088,021	$2,140,761
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	502,337
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	83,876
			2,465,943	2,726,974

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 12/14/2017	$3,955,338	*	3,896,604	3,559,804
Common Stock (B)	115 shs.	12/14/10	114,504	51,200
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	49,970
* 12/14/10, 08/17/12 and 03/31/16.			4,122,855	3,660,974

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% Senior Subordinated Note due 07/31/2021	$2,466,440	07/31/15	2,417,111	2,481,345
Common Stock (B)	139 shs.	07/31/15	158,560	127,571
			2,575,671	2,608,916

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
12.5% Senior Subordinated Note due 04/15/2021	$1,555,600	10/15/15	1,527,402	1,597,876
Limited Liability Company Unit (B)	194,400 uts.	10/15/15	194,400	205,286
			1,721,802	1,803,162

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$1,199,001	12/05/13	-	1,199,001
15% Senior Subordinated Note due 12/05/2020 (D)	$122,180	12/05/13	414,051	116,071
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	-	-
			414,051	1,315,072

 Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$3,135,908	07/05/13	$3,100,059	$3,135,908
Limited Liability Company Unit Preferred Class A (B)	295,455 uts.	07/05/13	295,455	416,400
			3,395,514	3,552,308

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$2,302,621	01/23/15	2,265,797	2,229,884

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
10.75% Second Lien Term Loan due 01/29/2023	$3,500,000	01/21/16	3,434,216	3,473,094

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	348,058	-
Class C Unit (B)	850,000 uts.	10/29/09	780,572	160,640
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	-
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	-
* 07/19/04 and 10/29/09.			1,744,787	160,640

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	7,368 shs.	03/31/14	736,842	1,171,283

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$3,175,092	11/30/06	1,638,669	2,381,319
Common Stock (B)	191 shs.	11/30/06	191,250	-
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	-
			1,916,412	2,381,319

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% Senior Subordinated Note due 02/03/2021	$758,059	08/03/15	745,080	773,895
Limited Liability Company Unit (B)	751,212 uts.	08/03/15	751,212	1,084,939
			1,496,292	1,858,834

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	616 shs.	12/16/10	$616,438	$539,259
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	166 shs.	12/16/10	148,003	144,901
			764,441	684,160

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% Senior Subordinated Note due 07/22/2021	$3,202,932	01/22/16	3,142,923	3,296,051
Common Stock (B)	318 shs.	01/22/16	318,182	318,802
			3,461,105	3,614,853

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$2,864,125	11/03/11	2,841,007	2,864,125
Common Stock	4,500 shs.	11/03/11	450,000	607,767
			3,291,007	3,471,892

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$3,190,238	03/04/15	3,137,706	3,046,866
Common Stock (B)	3,723 shs.	03/04/15	372,300	189,988
			3,510,006	3,236,854

Total Private Placement Investments (E)			$206,628,159	$210,254,675

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 18.32%:

Bonds - 18.32%
Alere Inc.	6.375%	07/01/23	$1,175,000	$1,191,484	$1,224,937
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	1,010,000
Amsted Industries	5.375	09/15/24	520,000	520,000	509,600
Belden Inc.	5.250	07/15/24	410,000	410,000	396,675
Boyd Gaming Corporation	6.375	04/01/26	197,000	197,000	205,865
Brunswick Corporation	4.625	05/15/21	1,000,000	1,009,159	1,012,500
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	885,688
Commscope Holdings Inc.	6.625	06/01/20	221,000	221,337	228,183
Consolidated Energy Finance S.A.	6.750	10/15/19	1,000,000	990,433	940,000
Constellium N.V.	7.875	04/01/21	743,000	743,000	766,219
Cornerstone Chemical Company	9.375	03/15/18	750,000	758,014	735,000
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	971,250
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	558,800
CVR Partners, LP.	9.250	06/15/23	1,000,000	975,138	1,017,500
Dean Foods	6.500	03/15/23	663,000	663,000	684,548
Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	5.875	06/15/21	228,000	228,000	232,508
Digicel Group Limited	6.000	04/15/21	1,000,000	910,568	857,200
Endo Finance LLC	5.375	01/31/23	1,000,000	980,958	867,500
First Data Corporation	5.000	01/15/24	834,000	834,000	836,085
Gates Global LLC	6.000	07/15/22	1,000,000	775,506	875,000
HD Supply, Inc.	5.250	12/15/21	265,000	265,000	276,594
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	466,200
Hill-Rom Holdings, Inc.	5.750	09/01/23	385,000	385,000	393,663
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	960,000
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	484,394
Infor (US), Inc.	5.750	08/15/20	226,000	224,073	236,735
International Automotive Component	9.125	06/01/18	1,000,000	978,566	1,000,000
International Wire Group	8.500	10/15/17	500,000	512,124	495,000
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,039,082	1,040,000
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	778,326	791,250
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	947,426	717,500
Jurassic Holdings III Inc	6.875	02/15/21	15,000	15,000	9,525
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,050,103	988,750
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,347,730	1,268,975
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	950,000
Micron Technology, Inc.	5.250	08/01/23	1,000,000	1,000,000	852,500
Micron Technology, Inc.	7.500	09/15/23	403,000	403,000	428,187
Milacron Financial	7.750	02/15/21	500,000	500,000	515,000

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value
Moog Inc.	5.250%	12/01/22	$1,000,000	$1,006,779	$1,012,500
MPLX LP	4.875	12/01/24	1,000,000	1,000,000	974,161
Mustang Merger Corporation	8.500	08/15/21	1,000,000	998,117	1,045,000
Numericable Group SA	6.000	05/15/22	1,000,000	976,617	972,500
Onex Corporation	8.500	10/01/22	352,000	352,000	259,600
OPE KAG Finance Sub	7.875	07/31/23	1,750,000	1,818,783	1,723,749
Paragon Offshore plc. (D)	6.750	07/15/22	1,000,000	351,422	300,000
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,032,435	840,000
Prime Security Services Borrower	9.250	05/15/23	1,000,000	1,000,000	1,060,000
PSPC Escrow Corp	6.500	02/01/22	299,000	252,970	261,625
Sabre GLBL Inc.	5.250	11/15/23	251,000	251,000	255,393
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	498,750
Signode Industrial Group	6.375	05/01/22	1,265,000	1,234,775	1,209,656
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	248,906
Sirius XM Radio Inc.	5.375	07/15/26	1,000,000	996,161	992,500
Sunoco LP	6.250	04/15/21	840,000	836,650	837,900
Surgical Care Affiliates, Inc.	6.000	04/01/23	918,000	918,000	936,360
TeamHealth Holdings Inc	7.250	12/15/23	235,000	235,000	251,478
Teine Energy Ltd.	6.875	09/30/22	900,000	894,052	882,000
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	942,060
Tullow Oil Plc	6.250	04/15/22	725,000	528,690	580,000
United States Steel Corp.	8.375	07/01/21	195,000	195,000	204,750
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	1,024,900
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	322,562
Univision Communications, Inc.	5.125	02/15/25	860,000	870,583	850,325
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	420,750
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,020	776,600
Virgin Media Secured Finance PLC	5.250	01/15/26	1,000,000	1,007,590	967,500
VRX Escrow Corp.	6.125	04/15/25	782,000	782,000	627,555
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	990,000
Welltec A/S	8.000	02/01/19	750,000	743,102	696,562
West Corporation	5.375	07/15/22	1,000,000	984,039	930,000
Western Digital Corporation	10.500	04/01/24	494,000	494,000	528,580
XPO Logistics, Inc.	7.875	09/01/19	933,000	952,390	951,660
Zekelman Industries, Inc	9.875	06/15/23	230,000	230,000	232,300
Total Bonds				53,721,202	52,297,513

Common Stock - 0.00%
TherOX, Inc. (B)			6	-	-
Touchstone Health Partnership (B)			1,168	-	-
Total Common Stock				-	-

Total Rule 144A Securities				53,721,202	52,297,513

Total Corporate Restricted Securities				$260,349,361	$262,552,188

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Public Securities - 13.20%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.03%
Ascent Resource - Marcellus LLC	8.500%	07/09/21	$209,882	$207,585	$31,132
Aquilex Holdings LLC	6.500	12/31/20	273,411	272,967	259,740
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	993,394	590,000
Fieldwood Energy LLC	8.000	08/31/20	344,430	305,052	283,580
Fieldwood Energy LLC	8.375	09/30/20	544,008	246,922	149,602
Fieldwood Energy LLC	8.375	09/30/20	455,992	129,550	240,536
Seadrill Partners Finco, LLC	4.000	02/21/21	994,898	416,592	441,734
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	992,854	950,000
Total Bank Loans				3,564,916	2,946,324

Bonds - 11.54%
Accuride Corp	9.500	08/01/18	1,500,000	1,517,134	1,389,300
ADT Security Services Corporation	4.125	06/15/23	1,000,000	873,192	936,250
Anixter, Inc.	5.125	10/01/21	421,000	421,000	427,315
Anixter, Inc.	5.500	03/01/23	1,000,000	1,000,000	1,017,500
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	782,000
Bonanza Creek Energy, Inc.	5.750	02/01/23	1,000,000	1,000,000	402,500
Calpine Corporation	5.750	01/15/25	700,000	700,000	680,750
Calumet Specialty Products Partners L.P.	7.625	01/15/22	1,000,000	998,241	707,500
Clearwater Paper Corporation	4.500	02/01/23	750,000	744,606	728,437
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,326	1,417,500
Commercial Vehicle Group Inc.	7.875	04/15/19	930,000	945,143	902,100
CPI International, Inc.	8.750	02/15/18	760,000	757,420	754,300
CVR Refining LLC	6.500	11/01/22	650,000	632,785	559,000
EP Energy Corporation	9.375	05/01/20	819,000	370,358	579,442
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	423,150
Ferrellgas Partners, L.P	8.625	06/15/20	1,048,000	1,049,095	1,048,000
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	301,438
HCA Holdings, Inc.	5.375	02/01/25	150,000	152,479	153,750
HealthSouth Corporation	5.125	03/15/23	378,000	369,992	370,440
HealthSouth Corporation	5.750	11/01/24	579,000	582,698	581,316
Hornbeck Offshore Services, Inc.	1.500	09/01/19	1,000,000	515,000	573,750
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,165,290	1,135,625
Kindred Healthcare, Inc.	8.750	01/15/23	1,000,000	1,000,000	986,880
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	331,200
Laredo Petroleum, Inc.	5.625	01/15/22	1,000,000	942,500	935,000
Lear Corporation	4.750	01/15/23	750,000	739,156	770,625
Memorial Production Partners LP	6.875	08/01/22	1,000,000	987,202	500,000
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	935,000
Meritor, Inc.	7.875	03/01/26	669,000	663,403	750,952

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Netflix, Inc.	5.500%	02/15/22	$605,000	$605,000	$630,713
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	923,750
Omnova Solutions, Inc.	7.875	11/01/18	900,000	907,491	900,000
Perry Ellis International, Inc.	7.875	04/01/19	250,000	248,784	250,000
P.H. Glatfelter Company	5.375	10/15/20	1,000,000	1,008,739	1,015,000
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	943,241	970,000
Precision Drilling Corporation	6.625	11/15/20	750,000	763,727	680,625
Sanchez Energy Corporation	6.125	01/15/23	1,000,000	707,790	772,500
Select Medical Corporation	6.375	06/01/21	650,000	657,060	624,000
Sprint Corporation	7.125	06/15/24	315,000	315,000	251,213
Tenet Healthcare Corporation	6.750	06/15/23	725,000	721,713	694,188
Summit Midstream Holdings, LLC	5.500	08/15/22	170,000	121,946	146,200
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	982,500
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	990,000
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	814,000
Xerium Technologies, Inc.	8.875	06/15/18	1,231,000	1,244,136	1,212,535
Total Bonds				34,708,647	32,938,244

Common Stock - 0.63%
Chase Packaging Corporation			9,541	-	239
Nortek, Inc.			175	1	10,379
Supreme Industries, Inc. (B)			131,371	267,319	1,799,783
Total Common Stock				267,320	1,810,401

Total Corporate Public Securities				$38,540,883	$37,694,969

Total Investments	105.15%			$298,890,244	$300,247,157

Other Assets	6.81				19,432,239

Liabilities	(11.96)				(34,141,648)

Total Net Assets	100.00%				$285,537,748

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of June 30, 2016, the value of these securities amounted to $210,254,675 or 73.63% of net assets.
^	Effective yield at purchase
PIK	- Payment-in-kind

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE & DEFENSE - 4.26%		Wellborn Forest Holding Company	$2,381,319
API Technologies Corp.	$3,545,637	Wolf-Gordon, Inc.	3,614,853
CPI International, Inc.	754,300		27,201,009
FMH Holdings Corporation	3,343,637
Merex Holding Corporation	1,226,597	CABLE & SATELLITE - 1.20%
Sunvair Aerospace Group Inc.	2,608,916	Altice S.A.	1,010,000
Whitcraft Holdings, Inc.	684,160	Unitymedia KabelBW GmbH	1,024,900
	12,163,247	UPCB Finance IV Limited	420,750
		Virgin Media Secured Finance PLC	967,500
AIRLINES - 0.33%			3,423,150
XPO Logistics, Inc.	951,660
		CHEMICALS - 3.06%
AUTOMOTIVE - 10.32%		Compass Chemical International LLC	228,685
Accuride Corp	1,389,300	Consolidated Energy Finance S.A.	940,000
Aurora Parts & Accessories LLC	3,552,358	Cornerstone Chemical Company	735,000
CG Holdings Manufacturing Company	4,116,297	CVR Partners, LP.	1,017,500
Commercial Vehicle Group Inc.	902,100	INEOS Group Holdings PLC	484,394
DPL Holding Corporation	4,033,084	LBC Tank Terminals Holding Netherlands B.V.	1,268,975
Gates Global LLC	875,000	Omnova Solutions, Inc.	900,000
Grakon Parent	379,515	Pinnacle Operating Corporation	840,000
International Automotive Component	1,000,000	Polytex Holdings LLC	2,334,422
J A C Holding Enterprises, Inc.	1,672,398		8,748,976
J.B. Poindexter Co., Inc.	1,040,000
K & N Parent, Inc.	704,998
Lear Corporation	770,625	CONSTRUCTION MACHINERY - 0.51%
Meritor, Inc.	1,685,952	A W X Holdings Corporation	656,355
Moog Inc.	1,012,500	Jurassic Holdings III Inc	9,525
Power Stop Holdings LLC	3,685,727	Safety Infrastructure Solutions	804,291
Randy's Worldwide Automotive	2,653,990		1,470,171
	29,473,844

BROKERAGE, ASSET MANAGERS &		CONSUMER CYCLICAL SERVICES - 3.47%
EXCHANGES - 0.40%		ADT Security Services Corporation	936,250
Icahn Enterprises L.P.	1,135,625	CHG Alternative Education Holding Company	3,196,440
		Church Services Holding Company	537,357
BUILDING MATERIALS - 9.53%		PPC Event Services	3,258,515
ARI Holding Corporation	4,551,397	Prime Security Services Borrower	1,060,000
Janus Group Holdings LLC	4,589,909	West Corporation	930,000
Nortek, Inc.	10,379		9,918,562
NSi Industries Holdings Inc.	3,560,244
Pearlman Enterprises, Inc.	2,446,194
Ply Gem Industries, Inc.	970,000	CONSUMER PRODUCTS - 8.94%
Signature Systems Holdings Company	100,668	AMS Holding LLC	695,937
Sunrise Windows Holding Company	3,660,974	Animal Supply Company	3,424,607
Torrent Group Holdings, Inc.	1,315,072	Blue Wave Products, Inc.	1,777,681

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

gloProfessional Holdings, Inc.	$3,130,389	PSPC Escrow Corp	$261,625
GTI Holding Company	1,601,670		1,698,288
Handi Quilter Holding Company	3,390,515
HHI Group, LLC	2,868,774	FOOD & BEVERAGE - 10.24%
K N B Holdings Corporation	241,575	1492 Acquisition LLC	611,356
Kyjen Company	2,715,935	Dean Foods	684,548
Manhattan Beachwear Holding Company	-	Eagle Family Foods, Inc.	3,490,908
Master Cutlery LLC	2,190,996	F F C Holding Corporation	615,532
Perry Ellis International, Inc.	250,000	GenNx Novel Holding, Inc.	3,066,049
York Wall Holding Company	3,236,854	Hollandia Produce LLC	2,734,186
	25,524,933	Hospitality Mints Holding Company	1,995,073
DIVERSIFIED MANUFACTURING - 6.61%		Impact Confections	2,852,223
ABC Industries, Inc.	995,112	JBS USA Holdings, Inc.	791,250
Airxcel Holdings	3,691,453	JMH Investors LLC	2,392,814
Amsted Industries	509,600	KeHE Distributors, LLC	988,750
Belden Inc.	396,675	PANOS Brands LLC	3,677,730
BP SCI LLC	881,039	Westminster Acquisition LLC	1,858,834
CTP Transportation Products, LLC	558,800	WP Supply Holding Corporation	3,471,892
F G I Equity LLC	1,756,373		29,231,145
Forum Energy Technologies	301,438	GAMING - 1.25%
G C Holdings	383,207	Boyd Gaming Corporation	205,865
Ideal Tridon Holdings, Inc.	477,265	CTM Holding, Inc.	3,374,039
K P I Holdings, Inc.	783,787		3,579,904
Motion Controls Holdings	3,202,836	HEALTHCARE - 4.81%
NetShape Technologies, Inc.	187,107	Alere Inc.	1,224,937
Strahman Holdings Inc	2,726,974	CORA Health Services, Inc.	1,692,307
Supreme Industries, Inc.	1,799,783	ECG Consulting Group	2,852,153
Zekelman Industries, Inc	232,300	GD Dental Services LLC	313,701
	18,883,749	HCA Holdings, Inc.	153,750
ELECTRIC - 0.24%		Healthcare Direct Holding Company	293,623
Calpine Corporation	680,750	HealthSouth Corporation	951,756
		Hill-Rom Holdings, Inc.	393,663
ENERGY - 0.22%		Kindred Healthcare, Inc.	986,880
Ascent Resource - Marcellus LLC	31,132	Select Medical Corporation	624,000
Caelus Energy Alaska, LLC	590,000	Surgical Care Affiliates, Inc.	936,360
	621,132	Synarc-BioCore Holdings, LLC	950,000
		TeamHealth Holdings Inc	251,478
FINANCIAL OTHER - 0.59%		Tenet Healthcare Corporation	694,188
Hub International Ltd.	960,000	TherOX, Inc.	-
Insurance Claims Management, Inc.	217,063	Touchstone Health Partnership	-
Onex Corporation	259,600

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Valeant Pharmaceuticals International	$776,600
VRX Escrow Corp.	627,555	Lamar Media Corp.	$331,200
	13,722,951	Money Mailer Equity LLC	3,503,068
HOME CONSTRUCTION - 0.35%		Netflix, Inc.	630,713
William Lyon Homes	990,000	Sirius XM Radio Inc.	1,241,406
		Univision Communications, Inc.	1,172,887
INDEPENDENT - 2.00%			11,696,351
Antero Resources Corporation	782,000	METALS & MINING - 0.84%
EP Energy Corporation	579,442	Commercial Metals Company	1,417,500
Fieldwood Energy LLC	673,718	Constellium N.V.	766,219
Jupiter Resources Inc.	717,500	United States Steel Corp.	204,750
Laredo Petroleum, Inc.	935,000		2,388,469
Precision Drilling Corporation	680,625	MIDSTREAM - 1.40%
Sanchez Energy Corporation	772,500	CVR Refining LLC	559,000
Tullow Oil Plc	580,000	Ferrellgas Partners, L.P	1,471,150
	5,720,785	Suburban Propane Partners, L.P.	982,500
INDUSTRIAL OTHER - 9.78%		Summit Midstream Holdings, LLC	146,200
Advanced Technologies Holdings	602,679	Sunoco LP	837,900
AFC - Dell Holding Corporation	2,705,236		3,996,750
Aquilex Holdings LLC	259,740	OIL FIELD SERVICES - 2.33%
Brunswick Corporation	1,012,500	Bonanza Creek Energy, Inc.	402,500
Clough, Harbour and Associates	1,307,672	Hilcorp Energy Company	466,200
Connecticut Electric, Inc.	2,194,023	Hornbeck Offshore Services, Inc.	573,750
Hartland Controls Holding Corporation	3,882,885	Memorial Production Partners LP	500,000
Hi-Rel Group LLC	2,919,720	Oasis Petroleum Inc.	923,750
HVAC Holdings, Inc.	3,400,236	Petroplex Inv Holdings LLC	-
International Wire Group	495,000	Seadrill Partners Finco, LLC	441,734
Mail Communications Group, Inc.	319,446	Teine Energy Ltd.	882,000
MC Sign Holdings LLC	1,782,127	Topaz Marine S.A.	942,060
Milacron Financial	515,000	Welltec A/S	696,562
Northwest Mailing Services, Inc.	1,185,659	WPX Energy, Inc.	814,000
O E C Holding Corporation	505,122		6,642,556
Safway Group Holding LLC/Finance Corporation	498,750	PACKAGING - 1.76%
Smart Source Holdings LLC	791,355	ASC Holdings, Inc.	1,631,122
SMB Machinery Holdings, Inc.	-	Chase Packaging Corporation	239
Tranzonic Holdings LLC	3,552,308	Coveris Holdings S.A.	971,250
	27,929,458	Mustang Merger Corporation	1,045,000
MEDIA & ENTERTAINMENT - 4.10%		Signode Industrial Group	1,209,656
BlueSpire Holding, Inc.	3,016,281	Vitex Packaging Group, Inc.	160,640
GlynnDevins Acquisition Corporation	1,800,796		5,017,907

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

PAPER - 1.68%
Clearwater Paper Corporation	$728,437	Diamond 1 Finance Corp / Diamond 2 Finance Corp (Dell)	$232,508
Dunn Paper	1,847,549	First Data Corporation	836,085
P.H. Glatfelter Company	1,015,000	Glynlyon Holding Companies, Inc.	3,620,508
Xerium Technologies, Inc.	1,212,535	Infor (US), Inc.	236,735
	4,803,521	Micron Technology, Inc.	1,280,687
PHARMACEUTICALS - 2.57%		REVSpring, Inc.	675,581
Clarion Brands Holding Corp.	3,369,100	Sabre GLBL Inc.	255,393
Endo Finance LLC	867,500	Software Paradigms International Group, LLC	3,550,696
ERG Holding Company LLC	2,141,551	Veritext Corporation	3,473,094
Mallinckrodt PLC	950,000	Western Digital Corporation	528,580
	7,328,151		16,362,865
REFINING - 2.69%		TRANSPORTATION SERVICES - 3.12%
Calumet Specialty Products Partners L.P.	707,500	MNX Holding Company	3,212,993
CITGO Petroleum Corporation	885,688	OPE KAG Finance Sub	1,723,749
MES Partners, Inc.	2,585,321	Team Drive-Away Holdings LLC	1,803,162
MPLX LP	974,161	VP Holding Company	1,171,283
Paragon Offshore plc. (D)	300,000	Watco Companies, L.L.C.	990,000
Tristar Global Energy Solutions, Inc.	2,229,884		8,901,187
	7,682,554	WIRELESS - 0.72%
RETAILERS - 0.10%		Digicel Group Limited	857,200
HD Supply, Inc.	276,594	Numericable Group SA	972,500
		Sprint Corporation	251,213
TECHNOLOGY - 5.73%			2,080,913
Anixter, Inc.	1,444,815	Total Investments - 105.15%	$300,247,157
Commscope Holdings Inc.	228,183

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.

History

Babson Capital Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $210,254,675 (73.63% of net assets) as of June 30, 2016 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks

2.

Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2016, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company's EBITDA and/or valuation multiple would result in significant increases/ (decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2016.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Corporate Bonds	$153,054,586	Discounted Cash Flows	Discount Rate	9.1% to 19.8%	12.4%

	$9,139,148	Market Approach	Valuation Multiple	3.7x to 10.2x	7.9x

			EBITDA	-$2.1 million to $11.2 million	$5.7 million

Equity Securities	$48,060,941	Market Approach	Valuation Multiple	3.7x to 11.8x	7.7x

			Discount for lack of marketability	0% to 20%	0.5%

			EBITDA	-$2.1 million to $154.4 million	$26.4 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2016:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$214,491,205	$-	$52,297,513	$162,193,692
Common Stock - U.S.	15,689,060	-	-	15,689,060
Preferred Stock	11,351,945	-	-	11,351,945
Partnerships and LLCs	21,019,978	-	-	21,019,978
Public Securities
Bank Loans	2,946,324	-	2,946,324	-
Corporate Bonds	32,938,244	-	32,938,244	-
Common Stock - U.S.	1,810,401	1,810,401	-	-
Total	$300,247,157	$1,810,401	$88,182,081	$210,254,675

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2015	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 6/30/2016
Restricted Securities
Corporate Bonds	$144,499,690	$(562,469)	$27,863,366	$(7,563,082)	$(2,043,813)	$-	$-	$162,193,692
Common Stock - U.S.	17,650,577	(1,420,844)	1,605,019	(2,145,692)	-	-	-	15,689,060
Preferred Stock	13,760,307	1,085,724	313,394	(3,807,480)	-	-	-	11,351,945
Partnerships and LLCs	21,562,089	594,981	931,900	(2,068,992)	-	-	-	21,019,978
	$197,472,663	$(302,608)	$30,713,679	$(15,585,246)	$(2,043,813)	$-	$-	$210,254,675

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2016, the CI Subsidiary Trust has incurred income tax expense of $323,223.

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$264,321	-
Net realized gain on investments before taxes	$1,745,479	-
Net change in unrealized depreciation of investments before taxes	$(2,312,408)	(2,312,408)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2016, the CI Subsidiary Trust has a deferred tax liability of $1,268,290.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the six months ended June 30, 2016.

Each of the Trust's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

C. Basis For Board Renewal of Contract

At a meeting of the Trustees held on April 22, 2016, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and reapproval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding among other matters including: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

3.

Investment Services Contract

A. Services:

Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

Nature, Extent and Quality of Services to be provided by Babson Capital to the Trust

In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the Contract.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Investment Performance

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Costs of Services Provided and Profitability/ Manager's "Fall-Out" Benefits

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Babson Capital Participation Investors, which also is advised by Babson Capital. Under the terms of its Investment Advisory and Administrative Services Contract, Babson Capital Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P., and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Babson Capital, and that the fee Babson Capital Participation Investors charged compares favorably.

At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, close to the value of the Trust's current net assets. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4.

Senior Secured Indebtedness

MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2016, the Trust incurred total interest expense on the Note of $792,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

5.	Purchases and Sales of Investments			7.	Results of Shareholder Meeting

		For the six months ended 6/30/2016

The Annual Meeting of Shareholders was held on Friday, April 22, 2016. The shareholders were asked to vote to re-elect as Trustees Robert E. Joyal and Susan B. Sweeney for three year terms and Edward P. Grace III for a two year term. The shareholders approved the proposal. The Trust's other Trustees, Michael H. Brown, Barbara M. Ginader, Clifford M. Noreen and Maleyne M. Syracuse continued to serve their respective terms following the April 22, 2016 Annual Shareholder Meeting. The results of the voting are set forth below.

			Proceeds
		Cost of Investments Acquired	from Sales or Maturities		Shares for	Withheld	Total	% of Shares Voted for
	Corporate restricted securities	$40,160,813	$32,514,937		Robert E. Joyal 15,844,669	370,038	16,214,707	97.71%
	Corporate public securities	4,720,567	14,714,457		Susan B. Sweeney 16,009,574	205,133	16,214,707	98.74%
					Edward P. Grace III 15,916,930	297,777	16,214,707	98.16%

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2016. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of June 30, 2016 is $1,356,913 and consists of $28,365,938 appreciation and $27,009,025 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,268,290 on net unrealized losses on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (Unaudited)

		March 31, 2016
		Amount	Per Share
	Investment income	$6,313,481
	Net investment income	4,808,831	$0.24
	Net realized and unrealized gain on investments (net of taxes)	1,368,826	0.07

		June 30, 2016
		Amount	Per Share
	Investment income	$7,014,018
	Net investment income	5,503,645	$0.28
	Net realized and unrealized gain on investments (net of taxes)	2,858,595	0.15

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BABSON CAPITAL MANAGEMENT LLC AND ITS AFFILIATES;
BABSON CAPITAL SECURITIES LLC;
BABSON CAPITAL MANAGEMENT (AUSTRALIA) PTY LTD.
BABSON CAPITAL MANAGEMENT (JAPAN) KK;
BABSON CAPITAL CORNERSTONE ASIA LIMITED;
BABSON CAPITAL FUNDS TRUST;
BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND;
BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BABSON CAPITAL").

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital, the Funds and Babson Capital Securities LLC. It applies to all Babson Capital and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

May 2016

Members of the Board of Trustees

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen

Chairman

Robert M. Shettle

President

James M. Roy

Vice President & Chief Financial

Officer

Janice M. Bishop

Vice President, Secretary & Chief

Legal Officer

Sean Feeley

Vice President

Daniel J. Florence

Treasurer

Melissa M. LaGrant

Chief Compliance Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Babson Capital Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Babson Capital Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Corporate Investors

CI6216

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Robert M. Shettle serves as President of the Registrant (since June 2016) and as one of its Portfolio Managers. Mr. Shettle began his service to the Registrant in 2015 as a Vice President. With over 17 years of industry experience, Mr. Shettle is a Managing Director of Babson and Head of the North America Mezzanine and Private Equity Group of Babson. He joined Babson in 2006. Prior to joining Babson, he spent six years at Fleet National Bank as a Vice President and commercial loan officer and three years at Anderson Consulting. At Babson, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Shettle holds a B.S. from the University of Connecticut and a M.B.A. from Rensselaer Polytechnic Institute. He is also a Chartered Financial Analyst. Mr. Shettle also presently serves as President of Babson Capital Participation Investors, another closed-end management investment company advised by Babson.

PORTFOLIO MANAGEMENT TEAM. Mr. Shettle has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson investment professional (together with the Portfolio Manager, the "Portfolio Team").

Sean Feeley is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Feeley also serves as Vice President of Babson Capital Participation Investors, another closed-end management investment company advised by Babson.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)

ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Corporate Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 8, 2016

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 8, 2016

CI6216